UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Explanatory Note

    On April 26, 2011, we filed a Current Report on Form 8-K (the “Original Filing”) to report the results of votes taken by holders of our common stock at our annual meeting of shareholders held on April 21, 2011.  This Amendment No. 1 amends the Original Filing to disclose our decision, in light of the shareholder advisory vote on the matter, as to how frequently we will include a shareholder advisory vote on the compensation of our named executive officers in our proxy materials until the next required shareholder advisory vote on such frequency is held.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

Our annual meeting of shareholders was held on April 21, 2011. The following matters were voted upon at the meeting by the holders of our common stock.

1.	The following directors were elected for terms expiring at our 2014 annual meeting of shareholders.

Nominee	Votes For	Authority Withheld	Broker Nonvotes
Bill L. Amick1	79,915,977	1,809,500	35,389,366
Sharon A. Decker	80,184,937	1,540,540	35,389,366
D. Maybank Hagood	80,309,092	1,416,385	35,389,366
William B. Timmerman2	77,387,125	4,338,352	35,389,366

2.	The following director was elected for a term expiring at our 2013 annual meeting of shareholders.

Nominee	Votes For	Authority Withheld	Broker Nonvotes
Kevin B. Marsh	80,576,119	1,149,358	35,389,366

3.
An amendment to the SCANA Corporation Director Compensation and Deferral Plan to increase by 150,000 the number of shares of our common stock that may be reserved for issuance under the plan was approved.

Votes For	76,692,711
Votes Against	3,935,505
Abstentions	1,097,258
Broker Nonvotes	35,389,369

4.	An amendment of our articles of incorporation to increase the authorized shares of our common stock from 150,000,000 shares to 200,000,000 shares was approved.

Votes For	98,409,237
Votes Against	6,410,507
Abstentions	748,069
Broker Nonvotes	11,547,030

1 Although the terms of the elected directors expire in 2014, Mr. Amick will reach age 70 in May of 2013. The registrant’s articles of incorporation mandate that the term of any director who is not a salaried employee expires at the annual meeting next preceding the date such director attains age 70. Accordingly, Mr. Amick’s term will expire at the 2013 Annual Meeting.

2 Mr. Timmerman will retire as director effective November 30, 2011.

5.	The appointment of Deloitte & Touche LLP as our independent registered public accounting firm was approved.

Votes For	104,060,066
Votes Against	985,883
Abstentions	521,873
Broker Nonvotes	11,547,021

6.	Advisory (non-binding) vote to approve the compensation of our named executive officers.

Votes For	74,746,612
Votes Against	4,902,628
Abstentions	2,076,229
Broker Nonvotes	35,389,374

7.	Advisory (non-binding) vote on the frequency of future advisory votes on the compensation of our named executive officers.

One Year	36,202,770
Two Years	2,671,671
Three Years	40,401,226
Abstentions	2,449,010
Broker Nonvotes	35,390,166

On August 11, 2011, our Board of Directors determined, consistent with the shareholders' advisory vote on the matter, to include a shareholder advisory vote regarding the compensation of our named executive officers in the proxy materials for our annual meeting of shareholders every three years until the next required shareholder advisory vote on the frequency of such advisory votes is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              SCANA Corporation
                              (Registrant)

August 11, 2011                                               By:      /s/James E. Swan, IV
                                                                                   James E. Swan, IV
                                   Controller